Exhibit 10

                                AMENDMENT NO. 13
                                       TO
                            AIRLINE LEASE NO. AC-865


          THIS AMENDMENT TO CONTRACT OF LEASE is made and entered into as of the 5th day of April, 1999, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as "Lessee" or "Airline").

                              W I T N E S S E T H:

          THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease dated April 5, 1985, as amended, relating to space, occupancy and the use of the premises and facilities of General Mitchell International Airport
(GMIA) for the transportation of persons and cargo by air; and

          WHEREAS, Airline requests that Lessor assign approximately 15,000 square feet of additional space under gates D-39, D-52, D-53, D-55, and D-56 which Airline will improve at Airline's cost; and,

          WHEREAS, Airline has requested to make improvements to other areas of the terminal building currently under lease to Airline at Airline's cost which changes the amount of space under lease to Airline; and,

          WHEREAS, on May 22, 1998, (File No. 98-310) County's Board of Supervisors approved amending Airline's Lease to include space under gates D-39, D-52, D-53, D-55, and D-56;

          WHEREAS, Airline has requested and County has consented to the issuance of rental credits to reimburse Airline for the cost which County would otherwise incur on behalf of the Airline to improve said approximately 15,000 square feet of lower level space;

          NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement dated April 5, 1985, as amended, be and it is hereby further amended in the following particulars, to wit:

          1. In order to establish a base document which summarizes all space occupied by Airline, Exhibit "P" Base Document 6/98, pages 1 through 14 is attached hereto and made a part hereof, containing all space occupied by Airline as of 6/98 and replaces all previous Exhibit "P" pages.

          2. Effective on July 15, 1998, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

          "S. LESSEE'S EXCLUSIVE USE SPACE WITHIN THE TERMINAL BUILDING ON JULY 1, 1998

          For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                                   Relative
    Space Function                    Sq. Ft.      Cost Factor        ERUs
    --------------                    -------      -----------        ----
Concourse Lower Level                     -0-            .20            -0-
Office Unfinished
(Unheated)

Concourse Lower Level                5,262.50            .70       3,683.75
Office Finished
(Heated)
Concourse Lower Level               36,040.90            .85      30,634.77
Office Finished
(Heated & Air Conditioned)
Concourse Upper Level                     -0-            .95            -0-
Office Unfinished
Concourse Upper Level                  945.00            .95         897.75
Office Finished
Ticket Counter                         661.70           1.10         727.87

Ticket County Office                 1,307.40            .95       1,242.03

Gate Hold Rooms                     29,518.00           1.00      29,518.00

Baggage Makeup Area                  3,939.10            .75       2,954.33

Baggage Service Office                 405.00           1.00         405.00

Hold Room Stairwell                  2,625.44            .15         393.82

Basement                                    0            .25              0

Mezzanine Office Areas                      0            .90              0

Operations Control tower               401.00           1.08         433.08

TOTALS                              81,106.04                     70,890.40


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


The spaces outlined above are those occupied by Lessee on July 15, 1998, which deletes 191 square feet of Concourse Lower Level Office Unfinished (Unheated) space, and includes an additional 1,157.50 square feet of Concourse Lower Level Office finished (Heated) space, 8,197 square feet of Concourse Lower Level Office finished (Heated and Air Conditioned) space, 112 square feet of Concourse Upper level Office Finished space, 3,457 square feet of Gate Hold Room space, and 550 feet of Hold Room Stairwell space, as shown on Exhibit "P", pages 6, 12, 13 and 14 of 14, Revised 7/15/98, attached hereto and made a part hereof."

          3. Except as specifically provided herein, the terms and conditions of the Lease heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY

          Dated at Milwaukee, Wisconsin, this 5th day of April, 1999.

APPROVED:                                   MILWAUKEE COUNTY
                                            a municipal corporation



/s/                      3/31/99            By /s/ William Heinemann   4/2/99
----------------------------------             -------------------------------
Airport Director           Date                William Heinemann
                                               Acting Director of Public Works


/s/                      3/31/99            By /s/ Mark E. Ryan        4/5/99
----------------------------------             -------------------------------
Corporation Counsel        Date                Mark E. Ryan
                                               County Clerk, Deputy

                                     AIRLINE

          Dated at Milwaukee, Wisconsin, this 23rd day of March, 1999.

                                            MIDWEST EXPRESS AIRLINES, INC.
                                            a Wisconsin corporation


                                            By /s/ Robert S. Bahlman
                                               ------------------------------
                                               Robert S. Bahlman
                                            Title:  Sr. Vice President
                                            Date: March 23, 1999


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